SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         July 30, 2004

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14488 (Commission File Number)	76-0025431 (I.R.S. Employer Identification No.)

10811 S. Westview Circle
Building C, Ste. 100
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 881-8900

(Former Name or Former Address, if Changed Since Last Report)

CURRENT REPORT ON FORM 8-K

SEITEL, INC.

July 30, 2004

Item 5. Other Events and Required FD Disclosure.

On July 30, 2004, Seitel, Inc. issued the clarifying press release filed herewith as Exhibit 99.1 hereto, the complete text of which is incorporated in this Item 5 by reference thereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release of Seitel, Inc., dated July 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL, INC.

Date: July 30, 2004	By: /s/ ROBERT D. MONSON
Name: Robert D. Monson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                                                                                               Description

99.1	Press release of Seitel, Inc., dated July 30, 2004.